                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 8, 2008

                            PRESIDENT CASINOS, INC.
            (Exact name of registrant as specified in its charter)


   MISSOURI                        0-20840                       51-0341200
(State or other               (Commission File                (I.R.S. Employer
jurisdiction of                    Number)                     Identification
 organization)                                                      Number)


P.O. BOX 220645
ST. LOUIS, MISSOURI                                                 63122
(Address of principal executive offices)                          (Zip Code)

                                NOT APPLICABLE
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.  BANKRUPTCY OF RECEIVERSHIP.

On November 25, 2008, the United States Bankruptcy Court for the Eastern District of Missouri entered an Amended Order Confirming a Chapter 11 Plan of Liquidation for President Casino, Inc. ("PCI") and PRC Management, Inc. (the "Confirmation Order") by which the Court confirmed the Chapter 11 Plan of Liquidation for PCI and PRC Management, Inc. dated August 27, 2008 (the "Confirmed Plan").

The "Effective Date" of the Confirmed Plan occurred on December 8, 2008 when each of the conditions precedent to the "Effective Date" of the Confirmed Plan were satisfied. As of December 8, 2008 the Confirmed Plan is and shall be binding upon all creditors, equity security holders and parties in interest.

The record date for purposes of making distributions under the Plan on account of allowed claims of equity interests occurred on December 8, 2008 (the "Distribution Record Date"). Pursuant to Section 6.6 of the Confirmed Plan the equity transfer registrars as the claims registrar closed as of the close of business on the Distribution Record Date. The Debtors, the Liquidation Trustee and the Disbursing Agent are entitled to recognize and deal for all purposes under the Confirmed Plan and the Liquidation Trust Agreement with only those record holders stated on the transfer ledgers or the claims registers as of the close of business on the Distribution Record Date.

On November 25, 2008, stockholder Mary Zegeer filed an appeal of the Confirmation Order with the United States District Court for the Eastern District of Missouri ("District Court"). The appeal was docketed with the District Court on December 22, 2008. Pursuant to the District Court's Case Management Order entered in the appeal on December 23, 2008, Appellant Mary Zegeer's brief was due to be filed with the District Court by January 7, 2009. As of January 21, 2009, Appellant Mary Zegeer has not filed her brief with the District Court.

A list of Frequently Asked Questions and their Answers regarding PCI Distributions/Liquidation is attached hereto as Exhibit 99.1.

An unaudited Comparative Balance Sheet for PCI at the end of shown months of 2008 beginning March 31, 2008 and ending November 30, 2008 is attached as
Exhibit 99.2.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial statements of businesses acquired. Not applicable.

            (b) Pro forma financial information. Not applicable.

            (c) Shell Company Transactions. Not applicable.

            (d) Exhibits. See Exhibit Index.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 29, 2009

                                          PRESIDENT CASINOS, INC.



                                          By    /s/ Ralph J. Vaclavik
                                             ---------------------------------
                                             Ralph J. Vaclavik
                                             Senior Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX

-------------------------------------------------------------------------------
Exhibit     Description
Number
-------------------------------------------------------------------------------
99.1        Frequently Asked Questions regarding CI Distributions/Liquidation.
-------------------------------------------------------------------------------
99.2        Unaudited Comparative Balance Sheet for PCI at the end of shown months of 2008 beginning March 31, 2008 and ending November 30,
            2008.
-------------------------------------------------------------------------------